UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 30, 2015

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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-35054	27-1284632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

539 South Main Street Findlay, Ohio	45840-3229
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
As previously announced, on April 29, 2015, the board of directors of Marathon Petroleum Corporation ("MPC") declared a two-for-one stock split in the form of a stock dividend to be distributed on June 10, 2015, to MPC shareholders of record as of the close of business May 20, 2015. Shareholders received one share of MPC common stock for each share held as of the close of business on the record date. The shares began trading on the split-adjusted basis on June 11, 2015.
Selected financial data for MPC which reflects the effect of the two-for-one stock split for the three months ended March 31, 2015 and 2014 and for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Description
99.1	Selected Financial Data.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: July 30, 2015	By:	/s/ John J. Quaid
Name: John J. Quaid
Title: Vice President and Controller